UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2007 (November 20, 2007)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of National Penn Bancshares, Inc. granted non-qualified stock options for National Penn common stock to various National Penn officers, including executive officers, under National Penn’s Long-Term Incentive Compensation Plan. This Plan was approved by National Penn’s shareholders in April, 2005.  In accordance with the Plan and the Committee’s action:

•	Each option has an exercise price of $15.13 per share (the closing price of National Penn common stock on December 3, 2007).

•	Each option vests (becomes exercisable) in 20 percent increments annually, beginning December 3, 2008.

•	Each option expires on January 3, 2018 if not earlier exercised, forfeited or terminated.

The following executive officers received stock options for the number of shares indicated:

•	Wayne R. Weidner, Chairman– 52,000.
•	Glenn E. Moyer, President and Chief Executive Officer – 65,000.
•	Bruce G. Kilroy, Group Executive Vice President –17,000.
•	Garry D. Koch, Group Executive Vice President – 17,500.
•	Paul W. McGloin, Group Executive Vice President – 17,000.
•	Michael R. Reinhard, Group Executive Vice President & Chief Financial Officer– 17,500.
•	Gary L. Rhoads, Executive Vice President & Chief Accounting Officer – 16,500.
•	Sandra L. Spayd, Group Executive Vice President – 16,500.
•	Sharon L. Weaver, Group Executive Vice President – 16,500.

The Plan is included in National Penn’s Report on Form 8-K dated April 25, 2005 as Exhibit 10.1, which Report was filed with the Securities and Exchange Commission on April 29, 2005.

Each of the above stock options will be evidenced by a Stock Option Agreement between National Penn and the option holder, in the form filed in this Report as Exhibit 10.1.

Section 8 – Other Events

Item 8.01    Other Events.

On November 20, 2007 and on December 3, 2007, the Compensation Committee took action to rectify oversights in granting incentive compensation under National Penn’s Long-Term Incentive Compensation Plan to persons newly elected in mid-year to the Board of Directors of National Penn Bancshares, Inc.

•
On November 20, 2007, the Compensation Committee granted Natalye Pacquin, who was newly elected to the National Penn Board on October 25, 2006, 163 shares of National Penn common stock, and Molly K. Morrison, who was newly elected to the National Penn Board on April 24, 2007, 810 shares of “performance-restricted restricted stock” with terms identical to those granted to non-employee directors on January 24, 2007, as reported on a Form 8-K dated January 26, 2007. Alternatively, Ms. Pacquin and Ms. Morrison could select a like number of  RSUs (in Ms. Morrison’s case, subject to “performance restrictions” identical to those imposed on the RSUs granted to certain non-employee directors on January 24, 2007).

•
On December 3, 2007, the Compensation Committee granted Albert H. Kramer, who was newly elected to the National Penn Board on April 24, 2007, 608 shares of “performance-restricted restricted stock” with terms identical to those granted to non-employee directors on January 24, 2007, as reported on a Form 8-K dated January 26, 2007. Alternatively, Mr. Kramer could select 608 “performance-restricted” “restricted stock units” (“RSUs”) with terms identical to the RSUs issued to certain non-employee directors on January 24, 2007.

Each restricted stock award or RSU award will be evidenced by a written agreement between National Penn and the individual receiving the award, in the form filed in this Report as Exhibit 10.2 or 10.3.

Section 9

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Form of Stock Option Agreement for Non-Qualified Stock Option Grant.
10.2	Form of Restricted Stock Agreement
10.3	Form of Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and Chief Executive Officer

Dated:  December 7, 2007

EXHIBIT INDEX

Exhibit Number                                                                           Description

10.1	Form of Stock Option Agreement for Non-Qualified Stock Option Grant.
10.2	Form of Restricted Stock Agreement
10.3	Form of Restricted Stock Unit Agreement